UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 10, 2007

                             CHEVIOT FINANCIAL CORP.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

            Federal                     0-50529                   56-2423750
-----------------------------        ----------------         ----------------
(State or Other Jurisdiction)       (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


3723 Glenmore Avenue, Cheviot, Ohio                                    45211
------------------------------------                               ------------
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (513) 661-0457
                                                     --------------



                                 Not Applicable
                               -------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01   Changes in Registrant's Certifying Accountant
            ---------------------------------------------

     On July 10, 2007, the Company engaged Clark, Schaefer, Hackett & Co. as its independent audit firm, replacing Grant Thornton LLP. The Company's engagement of Clark, Schaefer, Hackett & Co. has been approved by the Company's Audit Committee. On July 10, 2007, the Company's Audit Committee elected to terminate the engagement of Grant Thornton LLP as its independent auditor.

     The reports of Grant Thornton LLP on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2006, and December 31, 2005, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the years ended December 31, 2006 and 2005, and in connection with the audit of the Company's financial statements for such periods, as well as the interim period subsequent to the most recent fiscal year end and through July 10, 2007, there were no disagreements between the Company and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference to such matter in connection with its audit reports on the Company's financial statements.

         The Company has provided Grant Thornton LLP with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Company requested that Grant Thornton LLP deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to
Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. A copy of Grant Thornton LLP's letter is filed as an exhibit to this Form 8-K.

Item 9.01  Financial Statements and Exhibits
           -----------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Exhibits.

            The following Exhibit is attached as part of this report:

            16        Letter of Grant Thornton LLP

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     CHEVIOT FINANCIAL CORP.



DATE: July 12, 2007                         By:  /s/ Scott T. Smith
                                                 -------------------------------
                                                     Scott T. Smith
                                                     Chief Financial Officer




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                                  EXHIBIT INDEX

     Exhibit No.                  Description
     ----------                   -----------
        16                        Letter of Grant Thornton LLP